================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                           MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21686

                          Oppenheimer Portfolio Series
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: January 31

                      Date of reporting period: 10/31/2011
================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                                                                  Shares          Value
---------------------------------------------------------------------------------------
INVESTMENT COMPANIES-100.1%(1)
ALTERNATIVE FUNDS-7.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y        4,819,729   $ 17,399,223
Oppenheimer Gold & Special Minerals Fund, Cl. Y                   97,613      4,249,076
Oppenheimer Real Estate Fund, Cl. Y                              441,044      8,873,798
                                                                              ---------
                                                                             30,522,097
FIXED INCOME FUNDS-62.9%
Oppenheimer Champion Income Fund, Cl. Y                       10,380,715     18,685,287
Oppenheimer Core Bond Fund, Cl. Y                             17,947,147    118,810,113
Oppenheimer International Bond Fund, Cl. Y                     6,455,365     41,637,106
Oppenheimer Limited-Term Government Fund, Cl. Y                8,542,697     79,532,512
Oppenheimer Master Inflation Protected Securities
Fund, LLC                                                      1,133,181     12,918,856
                                                                             ----------
                                                                            271,583,874
GLOBAL EQUITY FUNDS-3.8%
Oppenheimer Developing Markets Fund, Cl. Y                        82,836      2,647,430
Oppenheimer International Growth Fund, Cl. Y                     331,252      8,973,628
Oppenheimer International Small Company Fund, Cl. Y               45,389        940,452
Oppenheimer Quest International Value Fund, Cl. Y                266,539      3,747,541
                                                                              ---------
                                                                             16,309,051

MONEY MARKET FUND-4.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%(2)  18,771,282     18,771,282
U.S. EQUITY FUNDS-21.9%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)                  747,456     34,188,632
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y             625,724     13,165,242
Oppenheimer Value Fund, Cl. Y                                  2,197,934     47,123,707
                                                                             ----------
                                                                             94,477,581

Total Investments, at Value (Cost $424,225,295)                    100.1%   431,663,885
Liabilities in Excess of Other Assets                               (0.1)      (233,356)
                                                                  ----------------------

Net Assets                                                         100.0%  $431,430,529
                                                                  ======================

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                       SHARES      GROSS       GROSS            SHARES
                                                             JANUARY 31, 2011  ADDITIONS  REDUCTIONS  OCTOBER 31, 2011
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                          725,316    101,524      79,384           747,456
Oppenheimer Champion Income Fund, Cl. Y                             9,694,715  1,579,141     893,141        10,380,715
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y             4,975,974    754,562     910,807         4,819,729
Oppenheimer Core Bond Fund, Cl. Y                                  16,655,896  3,064,356   1,773,105        17,947,147
Oppenheimer Developing Markets Fund, Cl. Y                             79,979      7,450       4,593            82,836

                       1   |   Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                                                                       SHARES      GROSS       GROSS            SHARES
                                                             JANUARY 31, 2011  ADDITIONS  REDUCTIONS  OCTOBER 31, 2011
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Gold & Special Minerals Fund, Cl. Y                        94,293      8,833       5,513            97,613
Oppenheimer Institutional Money Market Fund, Cl. E                 17,727,951  2,174,317   1,130,986        18,771,282
Oppenheimer International Bond Fund, Cl. Y                          5,795,205  1,037,511     377,351         6,455,365
Oppenheimer International Growth Fund, Cl. Y                          331,533     31,136      31,417           331,252
Oppenheimer International Small Company Fund, Cl. Y                    43,961      3,741       2,313            45,389
Oppenheimer Limited-Term Government Fund, Cl. Y                     8,068,477  1,137,275     663,055         8,542,697
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y                  621,030     92,194      87,500           625,724
Oppenheimer Master Inflation Protected Securities Fund, LLC         1,125,630    159,309     151,758         1,133,181
Oppenheimer Quest International Value Fund, Cl. Y                     269,948     26,485      29,894           266,539
Oppenheimer Real Estate Fund, Cl. Y                                   444,056     45,432      48,444           441,044
Oppenheimer Value Fund, Cl. Y                                       1,971,265    388,918     162,249         2,197,934

                                                                                             REALIZED
                                                                     VALUE       INCOME    GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                   $ 34,188,632  $        -   $   (69,713)
Oppenheimer Champion Income Fund, Cl. Y                          18,685,287   1,176,468       (33,595)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y          17,399,223           -    (2,299,692)
Oppenheimer Core Bond Fund, Cl. Y                               118,810,113   4,184,215    (4,700,114)
Oppenheimer Developing Markets Fund, Cl. Y                        2,647,430           -        (7,003)
Oppenheimer Gold & Special Minerals Fund, Cl. Y                   4,249,076           -       (13,758)
Oppenheimer Institutional Money Market Fund, Cl. E               18,771,282      23,118             -
Oppenheimer International Bond Fund, Cl. Y                       41,637,106   1,232,933       (31,804)
Oppenheimer International Growth Fund, Cl. Y                      8,973,628           -        16,984
Oppenheimer International Small Company Fund, Cl. Y                 940,452           -        (3,499)
Oppenheimer Limited-Term Government Fund, Cl. Y                  79,532,512   1,742,023       (67,150)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y             13,165,242           -       158,859
Oppenheimer Master Inflation Protected Securities Fund, LLC      12,918,856     405,731(a)    142,384(a)
Oppenheimer Quest International Value Fund, Cl. Y                 3,747,541           -        (1,562)
Oppenheimer Real Estate Fund, Cl. Y                               8,873,798      68,387        90,671
Oppenheimer Value Fund, Cl. Y                                    47,123,707           -      (251,886)
                                                               ---------------------------------------
                                                               $431,663,885  $8,832,875   $(7,070,878)
                                                               =======================================

---------------
a. Represents the amount allocated to the Fund from OppenheimerMaster Inflation Protected Securities Fund, LLC.

2. Rate shown is the 7-day yield as of October 31,2011.
3. Non-income producing security.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
          1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
          2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
          3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of October 31, 2011 based on valuation input leve

                       2   |   Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                                                                          LEVEL 3-
                                   LEVEL 1-                LEVEL 2-    SIGNIFICANT
                                 UNADJUSTED       OTHER SIGNIFICANT   UNOBSERVABLE
                              QUOTED PRICES       OBSERVABLE INPUTS         INPUTS         VALUE
------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies      $     418,745,029    $         12,918,856    $         -   $431,663,885
                          -----------------------------------------------------------------------
Total Assets              $     418,745,029    $         12,918,856    $         -   $431,663,885
                          -----------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                         TRANSFERS OUT OF LEVEL 1*   TRANSFERS INTO LEVEL 2*
----------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies    $              (11,535,495)  $             11,535,495
                        -----------------------------------------------------
Total Assets            $              (11,535,495)  $             11,535,495
                        -----------------------------------------------------

--------------
* Transferred from Level 1 to Level 2 as the current market for the securities are not considered active

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with

                       3   |   Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the "Master Fund"). The Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund's investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund's expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 486,240,621
                                 =============
Gross unrealized appreciation    $  20,747,444
Gross unrealized depreciation      (75,324,180)
                                 -------------
Net unrealized depreciation      $ (54,576,736)
                                 =============

                       4   |   Conservative Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

                                                                   Shares          Value
----------------------------------------------------------------------------------------
INVESTMENT COMPANIES-100.1%(1)
----------------------------------------------------------------------------------------
ALTERNATIVE FUNDS-7.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y        10,742,583   $ 38,780,723
Oppenheimer Gold & Special Minerals Fund, Cl. Y                   217,624      9,473,179
Oppenheimer Real Estate Fund, Cl. Y                             1,015,054     20,423,180
                                                                            ------------
                                                                              68,677,082

FIXED INCOME FUNDS-42.1%
Oppenheimer Champion Income Fund, Cl. Y                        14,492,437     26,086,387
Oppenheimer Core Bond Fund, Cl. Y                              24,567,199    162,634,857
Oppenheimer International Bond Fund, Cl. Y                     12,680,097     81,786,623
Oppenheimer Limited-Term Government Fund, Cl. Y                11,945,008    111,208,022
Oppenheimer Master Inflation Protected Securities  Fund, LLC    2,529,252     28,834,811
                                                                            ------------
                                                                             410,550,700

GLOBAL EQUITY FUNDS-11.8%
Oppenheimer Developing Markets Fund, Cl. Y                        541,593     17,309,324
Oppenheimer International Growth Fund, Cl. Y                    2,364,629     64,057,802
Oppenheimer International Small Company Fund, Cl. Y               278,419      5,768,851
Oppenheimer Quest International Value Fund, Cl. Y               1,979,850     27,836,690
                                                                            ------------
                                                                             114,972,667
MONEY MARKET FUND-2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%2     26,426,236     26,426,236
U.S. EQUITY FUNDS-36.4%
Oppenheimer Capital Appreciation Fund, Cl. Y3                   2,781,169    127,210,655
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y            2,312,560     48,656,258
Oppenheimer Value Fund, Cl. Y                                   8,334,857    178,699,341
                                                                            ------------
                                                                             354,566,254
TOTAL INVESTMENTS, AT VALUE (COST $945,598,095)                     100.1%   975,192,939
LIABILITIES IN EXCESS OF OTHER ASSETS                                (0.1)      (597,650)
                                                              --------------------------
NET ASSETS                                                          100.0%  $974,595,289
                                                              ==========================

Footnotes to Statement of Investments

                           1 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                      SHARES     GROSS      GROSS           SHARES
                                                            JANUARY 31, 2011 ADDITIONS REDUCTIONS OCTOBER 31, 2011
------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                       2,910,692   160,612    290,135        2,781,169
Oppenheimer Champion Income Fund, Cl. Y                           14,308,867 1,441,350  1,257,780       14,492,437
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y           11,909,155   801,774  1,968,346       10,742,583
Oppenheimer Core Bond Fund, Cl. Y                                 24,439,590 3,652,487  3,524,878       24,567,199
Oppenheimer Developing Markets Fund, Cl. Y                           570,332    20,432     49,171          541,593
Oppenheimer Gold & Special Minerals Fund, Cl. Y                      224,095     8,344     14,815          217,624
Oppenheimer Institutional Money Market Fund, Cl. E                25,423,580 2,809,818  1,807,162       26,426,236
Oppenheimer International Bond Fund, Cl. Y                        12,079,581 1,670,476  1,069,960       12,680,097
Oppenheimer International Growth Fund, Cl. Y                       2,421,961   141,569    198,901        2,364,629
Oppenheimer International Small Company Fund, Cl. Y                  313,221    10,318     45,120          278,419
Oppenheimer Limited-Term Government Fund, Cl. Y                   12,012,357 1,291,105  1,358,454       11,945,008
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y               2,470,478   190,306    348,224        2,312,560
Oppenheimer Master Inflation Protected Securities Fund, LLC        2,675,110   244,760    390,618        2,529,252
Oppenheimer Quest International Value Fund, Cl. Y                  2,000,952   180,614    201,716        1,979,850
Oppenheimer Real Estate Fund, Cl. Y                                1,092,550    47,440    124,936        1,015,054
Oppenheimer Value Fund, Cl. Y                                      8,149,679   927,571    742,393        8,334,857

                                                                                              REALIZED
                                                                    VALUE      INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                 $127,210,655 $         -     $  (740,025)
Oppenheimer Champion Income Fund, Cl. Y                        26,086,387   1,717,002      (5,796,481)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y        38,780,723           -      (6,605,781)
Oppenheimer Core Bond Fund, Cl. Y                             162,634,857   6,128,196      (9,323,588)
Oppenheimer Developing Markets Fund, Cl. Y                     17,309,324           -          57,130
Oppenheimer Gold & Special Minerals Fund, Cl. Y                 9,473,179           -         (48,888)
Oppenheimer Institutional Money Market Fund, Cl. E             26,426,236      33,909               -
Oppenheimer International Bond Fund, Cl. Y                     81,786,623   2,565,282         (63,041)
Oppenheimer International Growth Fund, Cl. Y                   64,057,802           -         193,092
Oppenheimer International Small Company Fund, Cl. Y             5,768,851           -          (4,408)
Oppenheimer Limited-Term Government Fund, Cl. Y               111,208,022   2,583,495        (211,082)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y           48,656,258           -         808,428
Oppenheimer Master Inflation Protected Securities Fund, LLC    28,834,811     951,060(a)      348,619 (a)
Oppenheimer Quest International Value Fund, Cl. Y              27,836,690           -           5,573
Oppenheimer Real Estate Fund, Cl. Y                            20,423,180     164,158         248,606
Oppenheimer Value Fund, Cl. Y                                 178,699,341           -      (2,267,573)
                                                             ----------------------------------------
                                                             $975,192,939 $14,143,102    $(23,399,419)
                                                             ========================================

---------------
a. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2. Rate shown is the 7-day yield as of October 31, 2011.

3. Non-income producing security.

                           2 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of October 31, 2011 based on valuation input level:

                               LEVEL 1-              LEVEL 2-                  LEVEL 3-
                             UNADJUSTED     OTHER SIGNIFICANT               SIGNIFICANT
                          QUOTED PRICES     OBSERVABLE INPUTS       UNOBSERVABLE INPUTS             VALUE
---------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies      $ 946,358,128       $28,834,811               $ -                  $975,192,939
                          -------------------------------------------------------------------------------
Total Assets              $ 946,358,128       $28,834,811               $ -                  $975,192,939

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

                           3 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the "Master Fund"). The Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund's investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund's expenses, including its management fee.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities  $1,039,740,530
                                ==============

Gross unrealized appreciation   $   53,280,625
Gross unrealized depreciation     (117,828,216)
                                --------------
Net unrealized depreciation     $  (64,547,591)
                                ==============

                           4 | Moderate Investor Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                                                                                      Shares                     Value
----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES-98.1%(1)
ALTERNATIVE FUNDS-5.4%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y                           13,742,006             $  49,608,643
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Gold & Special Minerals Fund, Cl. Y                                      551,610                24,011,569
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Real Estate Fund, Cl. Y                                                1,647,722                33,152,172
                                                                                                         -------------
                                                                                                           106,772,384
----------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS-24.7%
Oppenheimer Champion Income Fund, Cl. Y                                           21,842,410                39,316,338
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund, Cl. Y                                                 29,561,159               195,694,871
----------------------------------------------------------------------------------------------------------------------
Oppenheimer International Bond Fund, Cl. Y                                        14,174,729                91,427,000
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund, Cl. Y                                   12,544,638               116,790,584
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Master Event-Linked Bond Fund, LLC                                     1,580,454                17,784,671
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Master Inflation Protected Securities Fund, LLC                        2,514,612                28,667,906
----------------------------------------------------------------------------------------------------------------------
Oppenheimer U.S. Government Trust, Cl. Y                                               1,215                    11,749
                                                                                                         -------------
                                                                                                           489,693,119
----------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS-22.2%
Oppenheimer Developing Markets Fund, Cl. Y                                         2,652,882                84,786,092
----------------------------------------------------------------------------------------------------------------------
Oppenheimer International Growth Fund, Cl. Y                                       8,787,476               238,052,728
----------------------------------------------------------------------------------------------------------------------
Oppenheimer International Small Company Fund, Cl. Y                                  976,560                20,234,334
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Quest International Value Fund, Cl. Y                                  6,944,443                97,638,874
                                                                                                         -------------
                                                                                                           440,712,028
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND-1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%(2)                      31,926,605                31,926,605
----------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS-44.2%
Oppenheimer Capital Appreciation Fund, Cl. Y(3)                                    6,740,750               308,321,894
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Fund, Cl. Y(3)                                                 356,297                22,183,060
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y                               5,037,587               105,990,832
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Rising Dividends Fund, Cl. Y                                           1,482,724                23,916,333
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Value Fund, Cl. Y                                                     19,433,848               416,661,702
                                                                                                         -------------
                                                                                                           877,073,821
                                                                                                         -------------
Total Investment Companies (Cost $1,765,125,902)                                                         1,946,177,957
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-1.6%
U.S. Treasury Bills:
0.008%, 1/19/12(4)                                                                 9,000,000                 8,999,361
0.01%, 12/1/11(4),(5)                                                             12,000,000                11,998,925
0.052%, 4/26/12(4)                                                                10,500,000                10,497,450
                                                                                                         -------------
Total U.S. Government Obligations (Cost $31,495,794)                                                        31,495,736

1 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                                                  Shares            Value
-------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,796,621,696)  99.7%   $1,977,673,693
-------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                     0.3         5,604,229
                                                  -----------------------
NET ASSETS                                        100.0%   $1,983,277,922
                                                  =======================

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                                                          SHARES         GROSS             GROSS             SHARES
                                                                JANUARY 31, 2011     ADDITIONS        REDUCTIONS   OCTOBER 31, 2011
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                           7,413,905         604,616        1,277,771         6,740,750
Oppenheimer Champion Income Fund, Cl. Y                               26,776,794       2,230,580        7,164,964        21,842,410
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y               14,528,635       6,353,272        7,139,901        13,742,006
Oppenheimer Core Bond Fund, Cl. Y                                     29,075,766       4,791,641        4,306,248        29,561,159
Oppenheimer Developing Markets Fund, Cl. Y                             2,406,718         800,926          554,762         2,652,882
Oppenheimer Discovery Fund, Cl. Y                                        279,642         170,809           94,154           356,297
Oppenheimer Gold & Special Minerals Fund, Cl. Y                          230,249         382,234           60,873           551,610
Oppenheimer Institutional Money Market Fund, Cl. E                    72,831,509     288,669,892      329,574,796        31,926,605
Oppenheimer International Bond Fund, Cl. Y                            15,636,130         606,560        2,067,961        14,174,729
Oppenheimer International Growth Fund, Cl. Y                          10,190,003         137,762        1,540,289         8,787,476
Oppenheimer International Small Company Fund, Cl. Y                    1,743,889          25,410          792,739           976,560
Oppenheimer Limited-Term Government Fund, Cl. Y                       12,379,957       2,108,687        1,944,006        12,544,638
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y                   5,524,327         180,856          667,596         5,037,587
Oppenheimer Master Event-Linked Bond Fund, LLC                                 -       2,103,442          522,988         1,580,454
Oppenheimer Master Inflation Protected Securities Fund, LLC            2,717,972          77,185          280,545         2,514,612
Oppenheimer Master Loan Fund, LLC                                      2,818,244         265,078        3,083,322                 -
Oppenheimer Quest International Value Fund, Cl. Y                      8,153,829         464,707        1,674,093         6,944,443
Oppenheimer Real Estate Fund, Cl. Y                                    1,345,471         430,019          127,768         1,647,722
Oppenheimer Rising Dividends Fund, Cl. Y                                       -       1,624,828          142,104         1,482,724
Oppenheimer U.S. Government Trust, Cl. Y                                       -           1,215                -             1,215
Oppenheimer Value Fund, Cl. Y                                         21,047,063       2,181,954        3,795,169        19,433,848

2 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                                                                                                              REALIZED
                                                                           VALUE           INCOME           GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                      $  308,321,894      $         -          $  (518,878)
Oppenheimer Champion Income Fund, Cl. Y                               39,316,338        2,885,247              347,602
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y               49,608,643                -           (1,558,395)
Oppenheimer Core Bond Fund, Cl. Y                                    195,694,871        7,006,178           (9,390,191)
Oppenheimer Developing Markets Fund, Cl. Y                            84,786,092                -            5,804,113
Oppenheimer Discovery Fund, Cl. Y                                     22,183,060                -               33,831
Oppenheimer Gold & Special Minerals Fund, Cl. Y                       24,011,569                -             (137,471)
Oppenheimer Institutional Money Market Fund, Cl. E                    31,926,605           76,412                    -
Oppenheimer International Bond Fund, Cl. Y                            91,427,000        2,929,902               64,640
Oppenheimer International Growth Fund, Cl. Y                         238,052,728                -            4,272,982
Oppenheimer International Small Company Fund, Cl. Y                   20,234,334                -            3,283,373
Oppenheimer Limited-Term Government Fund, Cl. Y                      116,790,584        2,696,225              (70,253)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y                 105,990,832                -              482,834
Oppenheimer Master Event-Linked Bond Fund, LLC                        17,784,671          675,760 a            257,159 a
Oppenheimer Master Inflation Protected Securities Fund, LLC           28,667,906          940,073 b            364,228 b
Oppenheimer Master Loan Fund, LLC                                              -          633,770 c            919,375 c
Oppenheimer Quest International Value Fund, Cl. Y                     97,638,874                -             (146,612)
Oppenheimer Real Estate Fund, Cl. Y                                   33,152,172          219,966              242,415
Oppenheimer Rising Dividends Fund, Cl. Y                              23,916,333           61,456               41,770
Oppenheimer U.S. Government Trust, Cl. Y                                  11,749               12                    -
Oppenheimer Value Fund, Cl. Y                                        416,661,702                -           (8,647,117)
                                                                  -----------------------------------------------------
                                                                  $1,946,177,957      $18,125,001          $(4,354,595)
                                                                  =====================================================

----------
a. Represents the amount allocated to the Fund from Oppenheimer
   Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Rate shown is the 7-day yield as of October 31, 2011.

3. Non-income producing security.

4. All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $20,753,835. See accompanying Notes.

5. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $10,589,915. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of October 31, 2011 based on valuation input level:

3 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)


                                                                     LEVEL 2-       LEVEL 3-
                                                LEVEL 1-    OTHER SIGNIFICANT    SIGNIFICANT
                                              UNADJUSTED           OBSERVABLE   UNOBSERVABLE
                                           QUOTED PRICES               INPUTS         INPUTS             VALUE
--------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies                      $1,899,725,380   $       46,452,577   $          -    $1,946,177,957
U.S. Government Obligations                            -           31,495,736              -        31,495,736
                                          --------------------------------------------------------------------
Total Investments, at Value                1,899,725,380           77,948,313              -     1,977,673,693
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                    -              915,015              -           915,015
Futures margins                                1,073,138                    -              -         1,073,138
Appreciated swaps, at value                            -           26,602,061              -        26,602,061
                                          --------------------------------------------------------------------
Total Assets                              $1,900,798,518   $      105,465,389   $          -    $2,006,263,907
                                          --------------------------------------------------------------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts       $            -   $       (2,134,042)  $          -    $   (2,134,042)
Futures margins                               (2,471,719)                   -              -        (2,471,719)
Appreciated swaps, at value                            -           (5,854,552)             -        (5,854,552)
Depreciated swaps, at value                            -          (21,155,030)             -       (21,155,030)
                                          --------------------------------------------------------------------
Total Liabilities                         $   (2,471,719)  $      (29,143,624)  $          -    $  (31,615,343)
                                          --------------------------------------------------------------------


Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF OCTOBER 31, 2011 ARE AS FOLLOWS:

                                                               CONTRACT
COUNTERPARTY/                                                    AMOUNT       EXPIRATION                UNREALIZED    UNREALIZED
CONTRACT DESCRIPTION                                 BUY/SELL    (000'S)           DATES       VALUE  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA
Japanese Yen (JPY)                                       Sell    415,000 JPY    11/14/11 $ 5,309,604 $     103,910 $           -
--------------------------------------------------------------------------------------------------------------------------------
CITIGROUP
Euro (EUR)                                               Buy      16,985 EUR    11/14/11  23,498,959             -       153,299
--------------------------------------------------------------------------------------------------------------------------------
DEUTSCHE BANK CAPITAL CORP.
Canadian Dollar (CAD)                                    Buy       3,950 CAD    11/14/11   3,961,619             -         5,798
--------------------------------------------------------------------------------------------------------------------------------
NOMURA SECURITIES:
Australian Dollar (AUD)                                  Buy         935 AUD    11/14/11     983,717             -         2,932
Euro (EUR)                                               Sell      2,117 EUR     11/2/11   2,929,137        19,158             -
Japanese Yen (JPY)                                       Buy     529,000 JPY    11/14/11   6,768,146             -         7,512
                                                                                                      --------------------------
                                                                                                            19,158        10,444
--------------------------------------------------------------------------------------------------------------------------------
STATE STREET:
                                                                               11/14/11-
British Pound Sterling (GBP)                             Buy       4,425 GBP     12/9/11   7,113,157       116,941             -
Czech Koruna (CZK)                                       Sell    116,500 CZK     12/9/11   6,483,124             -       263,488
Euro (EUR)                                               Buy      11,575 EUR     12/9/11  16,010,811       654,259             -

4 | Active Allocation Fund

Active Allocation Fund
STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

                                            CONTRACT
COUNTERPARTY/                                 AMOUNT        EXPIRATION                    UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION              BUY/SELL    (000'S)            DATES           VALUE  APPRECIATION    DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
Hungarian Forint (HUF)                Sell   937,000   HUF     12/9/11       4,231,117             -          81,978
Japanese Yen (JPY)                    Buy  1,353,000   JPY     12/9/11      17,319,281             -         328,622
Mexican Nuevo Peso (MXN)              Sell   102,800   MXN     12/9/11       7,684,568             -         344,333
New Turkish Lira (TRY)                Sell    13,530   TRY     12/9/11       7,583,255             -         467,820
Polish Zloty (PLZ)                    Sell    24,600   PLZ     12/9/11       7,699,933             -         326,716
South African Rand (ZAR)              Sell    29,860   ZAR     12/9/11       3,740,784             -         148,301
Swiss Franc (CHF)                     Buy        865   CHF    11/14/11         985,622             -           3,243
                                                                                             -----------------------
                                                                                             771,200       1,964,501
--------------------------------------------------------------------------------------------------------------------
WESTPAC
Euro (EUR)                            Sell     2,391   EUR     11/1/11       3,308,539        20,747               -
                                                                                            ------------------------
Total unrealized appreciation and depreciation                                              $915,015      $2,134,042
                                                                                            ========================

FUTURES CONTRACTS AS OF OCTOBER 31, 2011 ARE AS FOLLOWS:

                                                                                         UNREALIZED
                                                   NUMBER OF EXPIRATION                APPRECIATION
CONTRACT DESCRIPTION                     BUY/SELL  CONTRACTS       DATE         VALUE (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Euro-Bundesobligation                        Buy          84    12/8/11   $15,745,787 $    (210,850)
Japan (Government of) Mini Bonds, 10 yr.     Buy          95    12/8/11    17,279,355       (31,748)
Standard & Poor's 500 Index                  Sell         60   12/15/11    18,739,500      (644,369)
Standard & Poor's 500 E-Mini Index           Buy       1,200   12/16/11    74,958,000     2,787,548
Standard & Poor's 500 E-Mini Index           Sell        500   12/16/11    31,232,500       328,283
U.S. Treasury Long Bonds, 20 yr.             Sell        267   12/20/11    37,121,344        23,308
United Kingdom Long Gilt                     Buy          15   12/28/11     3,095,364       (33,295)
                                                                                     ---------------
                                                                                     $     2,218,877
                                                                                     ===============

CREDIT DEFAULT SWAP CONTRACTS AS OF OCTOBER 31, 2011 ARE AS FOLLOWS:

                                                             PAY/                     UPFRONT
                                   BUY/SELL   NOTIONAL   RECEIVE                      PAYMENT
REFERENCE ENTITY/                    CREDIT     AMOUNT     FIXED     TERMINATION    RECEIVED/                    UNREALIZED
SWAP COUNTERPARTY                PROTECTION    (000'S)      RATE            DATE        (PAID)       VALUE     APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
ITRAXX EUROPE FINANCIALS SENIOR:
Barclays Bank plc                 Sell        50,000 EUR      1%        12/20/16   $ 3,385,553  $(3,081,343)  $     304,210
Deutsche Bank AG                  Sell        45,000 EUR      1         12/20/16     2,929,137   (2,773,209)        155,928
                                             -------                               ----------------------------------------
                                 Total           95,000                              6,314,690   (5,854,552)        460,138
                                                                                   ----------------------------------------
                                                                Grand Total Buys             -            -               -
                                                               Grand Total Sells     6,314,690   (5,854,552)        460,138
                                                                                   ----------------------------------------
                                                      Total Credit Default Swaps   $ 6,314,690  $(5,854,552)  $     460,138
                                                                                   ========================================

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                    TOTAL MAXIMUM
                                           POTENTIAL PAYMENTS FOR
TYPE OF REFERENCE ASSET ON WHICH        SELLING CREDIT PROTECTION                            REFERENCE ASSET
THE FUND SOLD PROTECTION                            (UNDISCOUNTED)      AMOUNT RECOVERABLE*   RATING RANGE**
------------------------------------------------------------------------------------------------------------
Investment Grade Corporate Debt Indexes            95,000,000 EUR       $                -               A+

----------
* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

5 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF OCTOBER 31, 2011 ARE AS FOLLOWS:

                                NOTIONAL
INTEREST RATE/                    AMOUNT          PAID BY  RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                (000'S)         THE FUND     THE FUND            DATE          VALUE
-----------------------------------------------------------------------------------------------------
SIX-MONTH AUD BBR BBSW
                                                           Six-Month
                                                             AUD BBR
Wespac Banking Corp.          37,720 AUD          4.845 %       BBSW          10/5/21     $  991,003
-----------------------------------------------------------------------------------------------------
THREE-MONTH NZD BBR FRA
                                              Three-
                                              Month NZD
Wespac Banking Corp.          47,975 NZD      BBR FRA          4.460 %        10/4/21       (809,635)
-----------------------------------------------------------------------------------------------------
THREE-MONTH SEK STIBOR SIDE
                                                           Three-Month
                                                            SEK STIBOR
Goldman Sachs International  251,640 SEK          2.525           SIDE        10/4/21        330,200
-----------------------------------------------------------------------------------------------------
THREE-MONTH USD BBA LIBOR
                                              Three-
                                              Month USD
Barclays Bank plc             36,670          BBA LIBOR        2.358          11/2/21        262,428
                                                                                          -----------
                                                           Total Interest Rate Swaps      $  773,996
                                                                                          ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD                                       Australian Dollar
NZD                                       New Zealand Dollar
SEK                                       Swedish Krona

Abbreviations/Definitions are as follows:

BBA LIBOR                                 British Bankers' Association London-Interbank Offered Rate
BBR                                       Bank Bill Rate
BBR BBSW                                  Bank Bill Swap Reference Rate (Australian Financial Market)
FRA                                       Forward Rate Agreement
STIBOR SIDE                               Stockholm Interbank Offered Rate

TOTAL RETURN SWAP CONTRACTS AS OF OCTOBER 31, 2011 ARE AS FOLLOWS:

                                       NOTIONAL
REFERENCE ENTITY/                       AMOUNT                             PAID BY                RECEIVED BY   TERMINATION
SWAP COUNTERPARTY                      (000'S)                            THE FUND                   THE FUND          DATE   VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES SELECT
SECTOR INDEX
                                                           One-Month USD BBA LIBOR
                                                       plus 15 basis points and if
                                                   negative, the absolute value of    If positive, the Total
                                                           the Total Return of the             Return of the
                                                           Consumer Staples Select          Consumer Staples
Morgan Stanley Capital Services, Inc. $   11,867                      Sector Index       Select Sector Index    3/9/12     $720,441
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE SELECT SECTOR
INDEX
                                                           One-Month USD BBA LIBOR
                                                        plus 8 basis points and if    If positive, the Total
                                                   negative, the absolute value of      Return of the Health
                                                    the Total Return of the Health        Care Select Sector
UBS AG                                    11,856          Care Select Sector Index                     Index    11/4/11     849,129
------------------------------------------------------------------------------------------------------------------------------------

6 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                                       NOTIONAL
REFERENCE ENTITY/                       AMOUNT                             PAID BY                RECEIVED BY   TERMINATION
SWAP COUNTERPARTY                      (000'S)                            THE FUND                   THE FUND          DATE   VALUE
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SELECT SECTOR INDEX
                                                           One-Month USD BBA LIBOR
                                                       plus 15 basis points and if    If positive, the Total
                                                      negative, the absolute value             Return of the
                                                        of the Total Return of the         Industrial Select
UBS AG                                  11,924      Industrial Select Sector Index              Sector Index    9/7/12   1,827,109
------------------------------------------------------------------------------------------------------------------------------------
MSCI DAILY TR GROSS EAFE
USD INDEX
                                                                                               One-Month USD
                                                                                           BBA LIBOR plus 10
                                                                                         basis points and if
                                                                                               negative, the
                                                                                       absolute value of the
                                                  If positive, the Total Return of       Total Return of the
                                                         the MSCI Daily Gross EAFE          MSCI Daily Gross
Goldman Sachs International             38,600                           USD Index            EAFE USD Index    7/10/12  (5,867,061)
------------------------------------------------------------------------------------------------------------------------------------
MSCI DAILY TR NET AUSTRALIA USD INDEX
                                                           One-Month USD BBA LIBOR
                                                        plus 5 basis points and if    If positive, the Total
                                                   negative, the absolute value of        Return of the MSCI
                                                      the Total Return of the MSCI       Daily Net Australia
UBS AG                                  7,039        Daily Net Australia USD Index                 USD Index    10/9/12   1,747,222
------------------------------------------------------------------------------------------------------------------------------------
MSCI DAILY TR NET EAFE USD INDEX
                                                           One-Month USD BBA LIBOR
                                                       minus 8 basis points and if    If positive, the Total
                                                   negative, the absolute value of        Return of the MSCI
                                                      the Total Return of the MSCI        Daily Net EAFE USD
Citibank NA                             88,540            Daily Net EAFE USD Index                     Index    10/9/12  13,208,572
------------------------------------------------------------------------------------------------------------------------------------
MSCI DAILY TR NET EMERGING
MARKETS EASTERN EUROPE USD
INDEX
                                                           One-Month USD BBA LIBOR
                                                       plus 40 basis points and if    If positive, the Total
                                                   negative, the absolute value of        Return of the MSCI
                                                      the Total Return of the MSCI        Daily Net Emerging
                                                        Daily Net Emerging Markets           Markets Eastern
Goldman Sachs International             18,502            Eastern Europe USD Index          Europe USD Index    10/22/12  1,563,635
------------------------------------------------------------------------------------------------------------------------------------
MSCI DAILY TR NET FRANCE USD INDEX
                                                           One-Month USD BBA LIBOR
                                                      minus 65 basis points and if   If positive, the Total
                                                   negative, the absolute value of       Return of the MSCI
                                                      the Total Return of the MSCI         Daily Net France
Goldman Sachs International             7,037           Daily Net France USD Index                USD Index     7/6/12   1,356,925
------------------------------------------------------------------------------------------------------------------------------------
MSCI DAILY TR NET HONG KONG USD INDEX
                                                           One-Month USD BBA LIBOR
                                                       plus 30 basis points and if
                                                   negative, the absolute value of  If positive, the Total
                                                       theTotal Return of the MSCI      Return of the MSCI
                                                           Daily Net Hong Kong USD          Daily Net Hong
UBS AG                                  6,940                                Index          Kong USD Index     10/9/12   1,531,489
------------------------------------------------------------------------------------------------------------------------------------
MSCI DAILY TR NET SPAIN USD
INDEX
                                                           One-Month USD BBA LIBOR
                                                       minus 2 basis points and if    If positive, the Total
                                                   negative, the absolute value of        Return of the MSCI
                                                      the Total Return of the MSCI       Daily Net Spain USD
Morgan Stanley & Co. International Ltd. 7,121            Daily Net Spain USD Index                     Index   9/12/12    990,135
------------------------------------------------------------------------------------------------------------------------------------

7 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                           NOTIONAL
REFERENCE ENTITY/            AMOUNT                           PAID BY                  RECEIVED BY  TERMINATION
SWAP COUNTERPARTY            (000'S)                         THE FUND                     THE FUND         DATE        VALUE
-------------------------------------------------------------------------------------------------------------------------------
MSCI DAILY TR NET UK USD
INDEX
                                              One-Month USD BBA LIBOR
                                          plus 30 basis points and if       If positive, the Total
                                      negative, the absolute value of           Return of the MSCI
                                         the Total Return of the MSCI             Daily Net UK USD
UBS AG                        6,999            Daily Net UK USD Index                        Index    10/9/12     1,223,773
---------------------------------------------------------------------------------------------------------------------------
S&P 400 MIDCAP INDEX:
                                                                                     One-Month USD
                                                                                 BBA LIBOR minus 5
                                                                               basis points and if
                                                                                     negative, the
                                                                             absolute value of the
                                                                               Total Return of the
Morgan Stanley Capital               If positive, the Total Return of               S&P 400 Midcap
Services, Inc.               19,400          the S&P 400 Midcap Index                        Index    9/7/12     (3,344,736)
                                                                                     One-Month USD
                                                                                BBA LIBOR minus 15
                                                                               basis points and if
                                                                                     negative, the
                                                                             absolute value of the
                                                                               Total Return of the
Morgan Stanley Capital               If positive, the Total Return of               S&P 400 Midcap
Services, Inc.               76,517          the S&P 400 Midcap Index                         Index   9/7/12    (11,133,598)
                                                                                                              --------------
                                                                                      Reference Entity Total    (14,478,334)
                                                                                                              --------------
                                                                                 Total of Total Return Swaps   $  4,673,035
                                                                                                              ==============

Abbreviations are as follows:
BBA LIBOR                       British Bankers' Association London-Interbank Offered Rate
EAFE                            Europe, Australasia, Far East
MSCI                            Morgan Stanley Capital International
S&P                             Standard & Poor's
TR                              Total Return
UK                              United Kingdom

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF OCTOBER 31, 2011 IS AS FOLLOWS:

                                                                             NOTIONAL
                                         SWAP TYPE FROM                        AMOUNT
SWAP COUNTERPARTY                        FUND PERSPECTIVE                     (000'S)                     VALUE
-----------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                                         Credit Default Sell Protection        50,000  EUR         $ (3,081,343)
                                         Interest Rate                         36,670                   262,428
                                                                                                   -------------
                                                                                                     (2,818,915)
-----------------------------------------------------------------------------------------------------------------
Citibank NA                              Total Return                          88,540                13,208,572
-----------------------------------------------------------------------------------------------------------------
Deutsche Bank AG                         Credit Default Sell Protection        45,000  EUR           (2,773,209)
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs International:
                                         Interest Rate                        251,640  SEK              330,200
                                         Total Return                          64,139                (2,946,501)
                                                                                                   -------------
                                                                                                     (2,616,301)
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co. International Ltd.  Total Return                           7,121                   990,135
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc.    Total Return                         107,784               (13,757,893)

8 | Active Allocation Fund

                                                                             NOTIONAL
                                         SWAP TYPE FROM                        AMOUNT
SWAP COUNTERPARTY                        FUND PERSPECTIVE                     (000'S)                     VALUE
-----------------------------------------------------------------------------------------------------------------
UBS AG                                   Total Return                          44,758                 7,178,722
-----------------------------------------------------------------------------------------------------------------
Wespac Banking Corp.:
                                         Interest Rate                         37,720  AUD              991,003
                                         Interest Rate                         47,975  NZD             (809,635)
                                                                                                      ----------
                                                                                                        181,368
                                                                                                      ----------
                                                                                        Total Swaps   $(407,521)
                                                                                                      ==========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:
AUD                                              Australian Dollar
EUR                                              Euro
NZD                                              New Zealand Dollar
SEK                                              Swedish Krona

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund

9 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUNDS. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the "Master Funds"). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The investment objective of the Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund's investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds' expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in the Master Funds.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

10 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of October 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $27,854,036, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $20,640,822 as of October 31, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of October 31, 2011 the Fund has required certain counterparties to post collateral of $1,419,731.

11 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of October 31, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $22,503,384 for which the Fund has posted collateral of $20,753,835. If a contingent feature would have been triggered as of October 31, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

12 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

During the period ended October 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $29,099,100 and $23,626,347, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and
Liabilities in the annual and semiannual reports.   The net change in unrealized
appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended October 31, 2011, the Fund had an ending monthly average market value of $33,992,322 and $38,133,143 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from,

13 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific
underlying reference asset.   Swap contracts are typically more attractively
priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk
factors.   Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     For the period ended October 31, 2011, the Fund had ending monthly average notional amounts of $9,839,000 and $13,145,150 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

14 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     For the period ended October 31, 2011, the Fund had ending monthly average notional amounts of $125,880,546 and $44,395,349 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

     For the period ended October 31, 2011, the Fund had ending monthly average notional amounts of $290,657 and $50,932 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

15 | Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS   October 31, 2011 (Unaudited)


Federal tax cost of securities         $ 1,928,426,803
Federal tax cost of other investments       21,766,205
                                       ---------------
Total federal tax cost                 $ 1,950,193,008
                                       ===============

Gross unrealized appreciation           $  107,053,070
Gross unrealized depreciation             (49,757,069)
                                       ---------------
Net unrealized appreciation             $   57,296,001
                                       ===============

Equity Investor Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

                                                              Shares                   Value
--------------------------------------------------------------------------------------------
INVESTMENT COMPANIES-100.1%(1)
GLOBAL EQUITY FUNDS-44.6%
Oppenheimer Developing Markets Fund, Cl. Y                 1,339,776            $ 42,819,248
Oppenheimer International Growth Fund, Cl. Y               5,781,894             156,631,501
Oppenheimer International Small Company Fund, Cl. Y          726,670              15,056,607
Oppenheimer Quest International Value Fund, Cl. Y          4,620,044              64,957,823
                                                                                 -----------
                                                                                 279,465,179
U.S. EQUITY FUNDS-55.5%
Oppenheimer Capital Appreciation Fund, Cl. Y(2)            2,789,964             127,612,935
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y       2,313,474              48,675,500
Oppenheimer Value Fund, Cl. Y                              8,008,556             171,703,448
                                                                                 -----------
                                                                                 347,991,883
Total Investments, at Value (Cost $569,677,607)                100.1%            627,457,062
Liabilities in Excess of Other Assets                           (0.1)               (490,823)
                                                           ---------------------------------
Net Assets                                                     100.0%           $626,966,239
                                                           =================================

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES      GROSS       GROSS            SHARES
                                                      JANUARY 31, 2011  ADDITIONS  REDUCTIONS  OCTOBER 31, 2011
---------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                 2,844,629     88,937     143,602         2,789,964
Oppenheimer Developing Markets Fund, Cl. Y                   1,370,825     36,304      67,353         1,339,776
Oppenheimer International Growth Fund, Cl. Y                 5,912,909    157,138     288,153         5,781,894
Oppenheimer International Small Company Fund, Cl. Y            742,074     18,321      33,725           726,670
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y         2,414,831     64,478     165,835         2,313,474
Oppenheimer Quest International Value Fund, Cl. Y            4,736,562    131,304     247,822         4,620,044
Oppenheimer Value Fund, Cl. Y                                8,176,152    245,722     413,318         8,008,556

                                                                                REALIZED
                                                                 VALUE        GAIN (LOSS)
----------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y             $ 127,612,935      $   (737,661)
Oppenheimer Developing Markets Fund, Cl. Y                  42,819,248            76,410
Oppenheimer International Growth Fund, Cl. Y               156,631,501            78,138
Oppenheimer International Small Company Fund, Cl. Y         15,056,607           (52,527)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y        48,675,500          (146,664)
Oppenheimer Quest International Value Fund, Cl. Y           64,957,823          (249,898)
Oppenheimer Value Fund, Cl. Y                              171,703,448        (1,912,569)
                                                         -------------------------------
                                                         $ 627,457,062      $ (2,944,771)
                                                         ===============================

2. Non-income producing security

                            1 | Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

    1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
    2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
   3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of October 31, 2011 based on valuation input level:


                                                                           LEVEL 3-
                                 LEVEL 1-              LEVEL 2-         SIGNIFICANT
                               UNADJUSTED     OTHER SIGNIFICANT        UNOBSERVABLE
                            QUOTED PRICES     OBSERVABLE INPUTS              INPUTS                VALUE
--------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies      $   627,457,062     $               -        $          -        $ 627,457,062
                          ------------------------------------------------------------------------------
Total Assets              $   627,457,062     $               -        $          -        $ 627,457,062
                          ------------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.


NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs. In the absence of a current market quotation, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

                            2 | Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 31, 2011 (Unaudited)

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities    $ 589,340,866
                                  -------------

Gross unrealized appreciation     $  38,726,092
Gross unrealized depreciation          (609,896)
                                  -------------
Net unrealized appreciation       $  38,116,196
                                  =============

                            3 | Equity Investor Fund

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By:  /s/ William F. Glavin, Jr.
     ----------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 12/12/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin, Jr.
      ----------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 12/12/2011

By:   /s/ Brian W. Wixted
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 12/12/2011